EXHIBIT 10.3

                            STOCK PURCHASE AGREEMENT

                  THIS STOCK PURCHASE AGREEMENT is dated as of June 8, 2000, between PrintOnTheNet.com, Inc., a Delaware Corporation ("Buyer "), and Benjamin Rogatinsky, an individual ("Seller").

         WHEREAS, Seller owns 11,260,825 shares of the $.001 par value common stock (the "Company Shares") of the Buyer; and

         WHEREAS, Buyer wishes to purchase, and the Seller is willing to sell, 5,555,556 Company Shares from Seller in exchange for $500,000 or $.09 per share (which amount shall be delivered to Merrill Lynch Business Financial Services, Inc. and First Southern Bank as previously instructed), subject to the terms and conditions contained in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

         1. Purchase and Sale. On the Closing (as provided in Section 2 herein), Seller shall sell, assign, transfer, convey and deliver the Company Shares to Buyer, free and clear of any and all liens, claims and encumbrances (except for the lien in favor of First Southern Bank more particularly described in Section
3.2 below) and Seller shall evidence such transaction by delivering to Buyer certificates for the Company Shares, duly endorsed to Buyer, with all applicable transfer taxes paid by Seller. In consideration of the conveyance of the Company Shares to Buyer, at the Closing Buyer shall deliver $500,000 by cashier's check or wire transfer (the "Purchase Price") as follows: (i) $250,000 shall be delivered to First Southern Bank and (ii) $250,000 shall be delivered to Merrill Lynch Business Financial Services, Inc.

         2. Closing and Closing Agreements.

                  2.1 The Closing (the "Closing") of the purchase and sale of the Company Shares shall be held on or before June 1, 2000, at a date, place and time mutually agreed to by the parties, unless the parties mutually agree in writing to extend the date of Closing (the "Closing Date").

                  2.2 At the Closing, the Seller shall cause First Southern Bank to deliver to Buyer the certificate or certificates representing the Company Shares, along with a stock power duly endorsed for transfer in order to sell, transfer, convey and assign the Company Shares upon the payment of all cash sums specified in Section 1 above, and such other duly executed instruments or documents as may be reasonably requested by Buyer in order to consummate the transactions contemplated by this Agreement. Simultaneously with the delivery of the certificates representing the Company Shares to the Buyer, the Buyer shall cause new certificates (the "Substitute Certificates") to be issued from the treasury of the Buyer in the name of "PrintOnTheNet.com, Inc." and such Substitute Certificates shall be delivered to First Southern Bank, along with a stock power duly endorsed for transfer in order to sell, transfer, convey and assign such Substitute Certificates, in accordance with the terms of the Stock


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Pledge (as hereinafter defined). After substitution of the Company Shares with the Substitute Certificates, the certificates evidencing the Company Shares shall be canceled.

                  2.3 At the Closing, the Buyer shall deliver to the Seller (i) the Purchase Price due at Closing in accordance with Section 1, above and such other duly executed instruments or documents as may be reasonably requested by Seller in order to consummate the transactions contemplated by this Agreement.

                  2.4. At or subsequent to the Closing, the parties shall execute and deliver any other instruments and take any actions, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

         3. Seller's Representations and Warranties. In order to induce Buyer to enter into this Agreement and purchase the Company Shares, Seller makes the following representations and warranties to Buyer, which representations and warranties shall be true and correct as of the Closing date as well as on the date hereof:

                  3.1 Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

                  3.2 Seller is the only legal, record and beneficial owner of the Company Shares. Except for the lien created by that certain Stock Pledge Agreement (the "Stock Pledge"), dated as of June 8, 2000, by and among First Southern Bank, the Seller and other parties, the Company Shares are free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind. Upon the conveyance of the Company Shares, the Buyer will be vested with legal and valid title to the Company Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind, except for the Stock Pledge.

                  3.3 There is no outstanding right, agreement, power of attorney, commitment or understanding of any nature whatsoever, that (i) calls for the issuance, sale, pledge or other disposition of any stock constituting the Company Shares, (ii) obligates the Seller to enter into any of the foregoing or (iii) relates to the voting or control of such Company Shares.

                  3.4 The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of (i) any law, ordinance, regulation or rule applicable to Seller; (ii) any order, judgment, injunction or other decree by which Seller is bound; or (iii) any written or oral contract, agreement, or commitment to which Seller is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Company Shares.

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                  3.5 The representations and warranties contained in this
Section do not contain any untrue statement of a material fact or omit to state a material fact required or necessary to be stated therein to make the statements made therein, in light of the circumstances in which they were made, not misleading.

         4. Buyer's Representations and Warranties. In order to induce Seller to enter into this Agreement and sell the Company Shares, Buyer makes the following representations and warranties to Seller, which representations and warranties shall be true and correct as of the Closing date as well as the date hereof:

                  4.1 Buyer has all requisite right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party.

                  4.2 This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

         5. Conditions to Buyer's Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions, except such conditions as Buyer may waive:

                  5.1 Seller shall have complied in all material respects with all of his agreements and covenants contained herein required to be complied with at or prior to the Closing Date, and all the representations and warranties of Seller contained herein shall be true on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  5.2 All action (including notifications and filings) that shall be required to be taken by Seller in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties (if any) that shall be required in order to enable Seller to consummate the transactions contemplated hereby shall have been duly obtained.

                  5.3 No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing Date.

                  5.4 Buyer shall have received from the Seller all of the documents and items required to be delivered at Closing as provided in Section
2.2 herein.

         6. Conditions to Seller's Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions, except such conditions as Seller may waive:

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                  6.1 Buyer shall have complied in all material respects with all of its agreements contained herein required to be complied with at or prior to the Closing Date, and all of the representations and warranties of Buyer contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  6.2 All action (including notifications and filings) that shall be required to be taken by Buyer in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties that shall be required in order to enable Seller to consummate the transactions contemplated hereby shall have been duly obtained.

                  6.3 No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened in writing as of the Closing Date.

                  6.4 Seller shall have received from the Buyer all of the documents and other items required to be delivered at Closing as provided in
Section 2.3 herein.

         7. Survival and Indemnification.

                  7.1 The representations, warranties, covenants and agreements contained herein to be performed or complied with after the Closing shall survive without limitation as to time, unless the covenant or agreement specifies a term, in which case such covenant or agreement shall survive until the expiration of such specified term.

                  7.2 From and after the Closing Date, the Seller and the Buyer, as the case may be, shall indemnify and hold harmless the other (the party seeking indemnification being referred to as the "Indemnified Party") from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any representation or warranty, or the breach of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto, or in the case of the Seller or the Buyer, any claim arising from any action prior to the Closing Date, by the party against whom indemnification is sought (the "Indemnifying Party").

                  7.3 The Indemnified Party shall promptly notify the Indemnifying Party in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or

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control of the Indemnified Party or any of its affiliates which the Indemnifying
Party reasonably determines to be related to such claim.

         8. Notices Any notices, requests, demands and other communications required or permitted to be given hereunder must be in writing and, except as otherwise specified in writing, will be deemed to have been duly given when personally delivered or facsimile transmitted, or three days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, as follows:

                  If to Buyer:

                           PrintOnTheNet.com, Inc.
                           4491 State Road 7
                           Fort Lauderdale, Florida 33134

                               -- with a copy to --

                           Adorno & Zeder, P.A.
                           2601 South Bayshore Drive
                           Suite 1600
                           Miami, Florida  33133
                           Facsimile:  (305) 858-4777
                           Attention: Dennis J. Olle, Esq.

                  If to Seller:

                           Benjamin Rogatinsky
                           3371 North 36th Place
                           Hollywood, Florida 33021

or to such other addresses or facsimile numbers as either party hereto may from time to time give notice of (complying as to delivery with the terms of this Section) to the other.

         9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof.

         10. Benefits; Binding Effect; Assignment. This Agreement is for the benefit of and binding upon the parties hereto, their respective successors and, where applicable, assigns. Neither party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other party.

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         11. Waiver. No waiver of any of the provisions of this Agreement will be deemed to constitute or will constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

         12. Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person or entity other than the parties hereto, First Southern Bank and their respective successors and assigns any rights or remedies under or by reason of this Agreement, and First Southern Bank and its successors and assigns are express third-party beneficiaries of Section 2.2 of this Agreement.

         13. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

         14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument.

         15. Arbitration. All claims, disputes and other matters in question between the parties to this Agreement, arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then outstanding unless the parties mutually agree in writing otherwise. The arbitration shall be conducted in a neutral location by one arbitrator.

         16. Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

         17. Equitable Remedies. Seller acknowledges and agrees that Buyer will not have an adequate remedy at law in the event of any breach by Seller of this Agreement and that, therefore, Buyer shall be entitled, in addition to any other remedies which may be available to it, to injunctive and/or other equitable relief to prevent or remedy a breach, with the posting of any bond in connection therewith being hereby waived.

         18. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The specifications of any dollar amount in the representations and warranties or otherwise in this Agreement is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

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         19. Further Documentation. The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

         20. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                     BUYER:

                                     PrintOnTheNet.com, Inc.

                                     By: /s/ Benjamin Rogatinsky

                                     Title: Chief Executive Officer

                                     SELLER:

                                     /s/ Benjamin Rogatinsky

                                     Name: Benjamin Rogatinsky

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